UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               -------------------


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 31, 2003


                          IMAGISTICS INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)


         Delaware                     1-16449                  06-1611068
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                         ID Number)


             100 Oakview Drive
            Trumbull, Connecticut                            06611
    (Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code: (203) 365-7000


                -------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 7. Financial Statements and Exhibits

     (c) The following exhibit is furnished as a part of this Form 8-K Current Report in accordance with the provisions of Item 601 of Regulation S-K under The Securities Exchange Act of 1934 (the "Exchange Act"):

    Exhibit No.        Description
    -----------        -----------
       99.1            Press Release of Imagistics International Inc., dated
                       July 31, 2003

Item 9.  Regulation FD Disclosure

     The following information is furnished pursuant to Item 12 "Disclosure of Results of Operations and Financial Condition" of Form 8-K.

     On July 31, 2003, Registrant issued a press release announcing its results of operations for its second fiscal quarter ended June 30, 2003 and certain additional information. A copy of such press release is furnished as Exhibit
99.1 to this Form 8-K Current Report.

     The information in this report, including Exhibit 99.1, is furnished pursuant to Item 12 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities set forth in that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 31, 2003                IMAGISTICS INTERNATIONAL INC.
                                    (Registrant)


                                    By:  /s/MARK S. FLYNN
                                       ----------------------------------------
                                    Name:   Mark S. Flynn
                                    Title:  Vice President, General Counsel and
                                            Secretary